UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 9, 2006
                                                           -------------


                                AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Oklahoma                     1-4702                  59-0936128
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(State or Other Jurisdiction of     (Commission File          (IRS Employer
 Incorporation or Organization)          Number)          Identification Number)


         212 Carnegie Center, Suite 302, Princeton, New Jersey     08540
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               (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (609) 716-8200
                                                     --------------


         641 Lexington Avenue, Sixth Floor, New York, New York     10022
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           (Former Address of Principal Executive Offices,       (Zip Code)
                   if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
             ----------------------------------------------

     On March 9, 2006, AMREP Corporation issued a press release that reported its results of operations for the three and nine month periods ended January 31, 2006. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits.
             ----------------------------------

             (c)      Exhibits:

             99.1   Press Release, dated March 9, 2006, issued by AMREP
Corporation.


                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMREP CORPORATION


Date:    March 10, 2005                       By:      /s/ Peter M. Pizza
       ------------------                           ----------------------------
                                                    Peter M. Pizza
                                                    Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                            Description
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99.1                              Press release, dated March 9, 2006, issued by
                                  AMREP Corporation.



























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